UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2019

GLOBE LIFE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 569-4000
TORCHMARK CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchanged on which registered
Common Stock, $1.00 par value per share	GL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03    Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year.
In an action by unanimous consent of the Board of Directors (the “Board”) of Torchmark Corporation (the “Company”) in lieu of a meeting, dated May 7, 2019, the Board adopted certain amendments to the Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and the Amended and Restated By-Laws (as amended, the “By-Laws”) of the Company and restated the Certificate of Incorporation and By-Laws. The amendments to the Company’s Certificate of Incorporation and By-Laws were made to change the name of the Company from “Torchmark Corporation” to “Globe Life Inc.”, effective as of August 8, 2019. To this end, an Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on August 7, 2019 and became effective as of 8:00 a.m. Eastern Time on August 8, 2019. A Restated Certificate of Incorporation, reflecting the name “Globe Life Inc.”, was subsequently filed on August 8, 2019 with the Delaware Secretary of State and became effective upon its filing.

The preceding discussion of the amendments to the Certificate of Incorporation and By-Laws of the Company is qualified in its entirety by the text of the Amended and Restated Certificate of Incorporation of Torchmark Corporation, the Restated Certificate of Incorporation of Globe Life Inc., and the Amended and Restated By-Laws of Globe Life Inc., which are filed as Exhibits 3.1, 3.2, and 3.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01    Financial Statement and Exhibits.

(a)	Financial Statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.

(3.1)	Amended and Restated Certificate of Incorporation of Torchmark Corporation filed with the Delaware Secretary of State on August 7, 2019.

(3.2)	Restated Certificate of Incorporation of Globe Life Inc. filed with the Delaware Secretary of State on August 8, 2019.

(3.3)	Amended and Restated By-Laws of Globe Life Inc., as amended August 8, 2019.

(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE LIFE INC.

Date: August 8, 2019

/s/ Carol A. McCoy
Carol A. McCoy Vice President, Associate Counsel and Corporate Secretary